Exhibit 10.33.4.5.1
EXECUTION COPY
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 22, 2007 by and among ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).
     WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of April 10, 2007 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and
     WHEREAS, the parties hereto desire to amend the Credit Agreement to increase the aggregate amount of the Revolving Commitments to $300,000,000.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Specific Amendment to Credit Agreement. Subject to satisfaction of the conditions contained in Section 2 hereof, the parties hereto agree that the Credit Agreement is amended by deleting Schedule I in its entirety and replacing it with Schedule I attached hereto.
     Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:
     (a) A counterpart of this Amendment duly executed by the Borrower and all of the Lenders;
     (b) An Acknowledgment substantially in the form of Exhibit B attached hereto, executed by each Guarantor;
     (c) An opinion of counsel to the Borrower and the other Loan Parties addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;
     (d) A Revolving Note duly executed by the Borrower in favor of each Lender increasing their respective Revolving Commitment pursuant this Amendment and each New Lender (as defined in Section 7 below) in the amount set forth next to such Lender’s name on Schedule I attached hereto;
     (e) Evidence that the Borrower shall have paid all Fees due and payable with respect to this Amendment; and
     (f) Such other documents, instruments and agreements as the Agent may reasonably request.

     Section 5. Representations. The Borrower represents and warrants to the Agent and the Lenders that:
     (a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.
     (b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to the Borrower; (ii) conflict with, result in a breach of or constitute a default under the Borrower’s partnership agreement or any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than Permitted Liens.
     (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
     Section 6. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances or transactions not prohibited by the Credit Agreement.
     Section 7. Joinder and Representations of New Lenders. Each Lender that was not party to the Credit Agreement immediately prior to giving effect to this Amendment (a “New Lender”) (i) represents and warrants to the Agent, the Lenders and the Borrower that it is (A) legally authorized to enter into this Amendment and to become a Lender under the Credit Agreement and (B) an “accredited investor” (as such term is used in Regulation D of the Securities Act); (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as such New Lender has deemed appropriate to make its own credit analysis and decision to become a Lender; (iii) appoints and authorizes the Agent to take such action as contractual representative on such New Lender’s behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that it will become a party to and shall be

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bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party as of the date hereof and will perform in accordance therewith all of the obligations which are required to be performed by it as if such New Lender were an original Lender under and signatory to the Credit Agreement.
     Section 8. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
     Section 9. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
     Section 10. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
     Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
     Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed by their authorized officers all as of the day and year first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP

By:	Ashford OP General Partner LLC, its sole General Partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/S/ AMIT KHIMJI
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

MERRILL LYNCH BANK USA, as a Lender

By:	/S/ LOUIS ALDER
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/S/ DANIEL TWENGE
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

BANK OF AMERICA, N.A., as a Lender

By:	/S/ LESA J. BUTLER
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

AAREAL BANK AG, as a Lender

By:	/S/ STEFAN KOLLE
Name:
Title:

By:	/S/ PETRA FRIEDHOFER
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
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ALLIED IRISH BANKS, P.L.C. , as a Lender

By:	/S/ BRIAN DEEGAN
Name:
Title:

By:	/S/ THOMAS FRITTON
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

CALYON NEW YORK BRANCH, as a Lender

By:	/S/ DAVID BOWERS
Name:
Title:

By:	/S/ JOSEPH ASCIOLLA
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/S/ MICHAEL P. SZUBA
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

ROYAL BANK OF CANADA, as a Lender

By:	/S/ DAN LEPAGE
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/S/ JAY CHALL
Name:
Title:

By:	/S/ JAMES NEIRA
Name:
Title:
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[Signature Page to First Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

UBS LOAN FINANCE LLC, as a Lender

By:	/S/ RICHARD L. TAVROW
Name:
Title:

By:	/S/ MARY E. EVANS
Name:
Title:

SCHEDULE I
Commitments

Lender	Revolving Commitment
Wachovia Bank, National Association	$32,000,000
Merrill Lynch Bank USA	$32,000,000
Morgan Stanley Senior Funding, Inc.	$32,000,000
Bank of America, N.A.	$30,000,000
Allied Irish Banks, p.l.c.	$30,000,000
Aareal Bank AG	$30,000,000
KeyBank National Association	$25,000,000
Calyon New York Branch	$25,000,000
Credit Suisse, Cayman Islands Branch	$22,000,000
Royal Bank of Canada	$22,000,000
UBS Loan Finance LLC	$20,000,000

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EXHIBIT B
FORM OF GUARANTOR ACKNOWLEDGEMENT
     THIS GUARANTOR ACKNOWLEDGEMENT dated as of May, ___2007 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).
     WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of April 10, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);
     WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of April 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;
     WHEREAS, the Borrower, the Agent and the Lenders are to enter into a Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and
     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
     Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.
     Section 2. Governing Law. THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 3. Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
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     IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.
ASHFORD HOSPITALITY TRUST, INC.
ASHFORD 1031 GP LLC
ASHFORD 1031 GROUND LESSEE LLC
ASHFORD CREDIT HOLDING LLC
ASHFORD FINANCE SUBSIDIARY II GENERAL
               PARTNER LLC
ASHFORD HHC LLC
ASHFORD HHC II LLC
ASHFORD HHC III LLC
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE GENERAL PARTNER LLC
ASHFORD HOSPITALITY FINANCE GENERAL
               PARTNER LLC
ASHFORD IHC LLC
ASHFORD MEZZ BORROWER LLC
ASHFORD OP GENERAL PARTNER LLC
ASHFORD OP LIMITED PARTNER LLC
BUCKS COUNTY MEMBER LLC
ASHFORD PROPERTIES GENERAL PARTNER LLC
FL/NY GP LLC
By: /S/ DAVID BROOKS
     Name:   David Brooks
     Title:     Vice President
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ASHFORD COVINGTON LP
By:	Ashford Properties General Partner LLC, its general partner
ASHFORD FINANCE SUBSIDIARY II LP
By:	Ashford Finance Subsidiary II General Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE LP
By:	Ashford Hospitality Finance Albuquerque General Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE LP
By:	Ashford Hospitality Finance General Partner LLC, its general partner
COMMACK NEW YORK HOTEL LIMITED PARTNERSHIP
By:	FL/NY GP LLC, its general partner
CORAL GABLES FLORIDA HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
FALMOUTH SQUARE INN LIMITED PARTNERSHIP
By:	Ashford Properties General Partner LLC, its general partner
HYANNIS MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
SOUTH YARMOUTH MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
WESTBURY NEW YORK HOTEL LIMITED PARTNERSHIP
By:	FL/NY GP LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
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[Guarantor Acknowledgement Signature Page]

ASHFORD TRS CORPORATION
ASHFORD TRS IV LLC
ASHFORD TRS VI CORPORATION
ASHFORD TRS LESSEE LLC
By: /S/ DAVID J. KIMICHIK
     Name:   David J. Kimichik
     Title:     President
[Guarantor Acknowledgement Signature Page]

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